First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

By Loan Type	please use more rows if there are other type of loans
								Wt. Avg.
	No. of Mortgage		% of Principal	Wt. Avg. Gross			Wt. Avg. Effective	Debt-to-Income				% Investor
	Loans	Principal Balance	Balance	Coupon	% ARM	Wt. Avg. FICO	Combined LTV	Ratio	% Full Documentation	% Refinancing	% Owner Occupied	Properties

ARM 2/28	709	157,339,573.43	38.39	7.384	100.00	604	82.75	39.97	37.11	71.58	91.21	8.79
ARM 2/28 - 24mo IO	1	289,929.58	0.07	5.800	100.00	745	100.00	25.35	0.00	0.00	100.00	0.00
ARM 2/28 - 60mo IO	456	131,714,446.18	32.14	6.640	100.00	647	90.88	40.44	39.46	49.03	98.46	1.54
ARM 2/28 - Balloon 40/30	5	1,476,677.64	0.36	6.676	100.00	584	76.52	46.82	41.60	100.00	100.00	0.00
ARM 3/27	57	11,059,785.24	2.70	7.429	100.00	616	83.42	40.65	33.89	72.62	91.85	8.15
ARM 3/27 - 60mo IO	84	22,557,321.25	5.50	6.525	100.00	648	87.98	38.49	46.35	55.85	95.76	4.24
ARM 5/25	7	1,650,483.58	0.40	6.603	100.00	655	73.92	37.17	64.04	75.26	55.55	44.45
ARM 5/25 - 120mo IO	7	2,010,205.83	0.49	5.938	100.00	674	86.61	40.75	82.10	93.38	93.38	6.62
ARM 5/25 - 60mo IO	10	2,887,147.45	0.70	6.683	100.00	670	89.71	40.05	50.01	30.72	84.40	15.60
ARM 5/25 - 84mo IO	2	460,999.29	0.11	5.819	100.00	614	76.46	36.17	100.00	100.00	100.00	0.00
ARM 5/25 - Balloon 40/30	2	500,566.61	0.12	6.601	100.00	617	79.77	38.56	41.91	100.00	100.00	0.00
Fixed Rate	652	75,609,882.55	18.45	8.197	0.00	640	85.01	39.47	49.37	69.02	97.00	3.00
Fixed Rate IO	9	2,306,851.04	0.56	6.851	0.00	661	76.96	39.03	71.54	100.00	100.00	0.00

By Original IO Term	please use more rows if there are other type of IO products
								Wt. Avg.
	No. of Mortgage		% of Principal	Wt. Avg. Gross			Wt. Avg. Effective	Debt-to-Income				% Investor
	Loans	Principal Balance	Balance	Coupon	% ARM	Wt. Avg. FICO	Combined LTV	Ratio	% Full Documentation	% Refinancing	% Owner Occupied	Properties

24 months	1	289,929.58	0.07	5.800	100.00	745	100.00	25.35	0.00	0.00	100.00	0.00
60 months	559	159,465,765.92	38.91	6.628	98.55	648	90.25	40.13	41.09	50.40	97.85	2.15
84 months	2	460,999.29	0.11	5.819	100.00	614	76.46	36.17	100.00	100.00	100.00	0.00
120 months	7	2,010,205.83	0.49	5.938	100.00	674	86.61	40.75	82.10	93.38	93.38	6.62

By Occupancy Status
								Wt. Avg.
	No. of Mortgage		% of Principal	Wt. Avg. Gross			Wt. Avg. Effective	Debt-to-Income				% Investor
	Loans	Principal Balance	Balance	Coupon	% ARM	Wt. Avg. FICO	Combined LTV	Ratio	% Full Documentation	% Refinancing	% Owner Occupied	Properties

Owner Occupied	1,895	388,557,864.84	94.80	7.205	80.53	627	86.31	40.25	41.63	63.48	100.00	0.00
Investor	106	21,306,004.83	5.20	7.576	89.36	657	81.66	34.65	33.86	56.81	0.00	100.00
2nd Home	0	0.00	0.00	0.000	0.00	0	0.00	0.00	0.00	0.00	0.00	0.00

By Documentation
								Wt. Avg.
	No. of Mortgage		% of Principal	Wt. Avg. Gross			Wt. Avg. Effective	Debt-to-Income				% Investor
	Loans	Principal Balance	Balance	Coupon	% ARM	Wt. Avg. FICO	Combined LTV	Ratio	% Full Documentation	% Refinancing	% Owner Occupied	Properties

Stated	1,039	220,895,756.46	53.89	7.452	84.33	638	87.48	40.56	0.00	53.44	94.43	5.57
Full	868	168,970,049.41	41.23	6.935	76.93	618	84.12	40.11	100.00	76.15	95.73	4.27
Limited	80	18,167,548.05	4.43	7.094	76.16	620	88.51	31.25	0.00	57.73	90.21	9.79
No Doc	14	1,830,515.75	0.45	7.800	100.00	594	70.29	40.66	0.00	85.62	100.00	0.00

Debt-to-Income Ratio Distribution
								Wt. Avg.
	No. of Mortgage		% of Principal	Wt. Avg. Gross			Wt. Avg. Effective	Debt-to-Income				% Investor
Range	Loans	Principal Balance	Balance	Coupon	% ARM	Wt. Avg. FICO	Combined LTV	Ratio	% Full Documentation	% Refinancing	% Owner Occupied	Properties
<=30	326	59,079,908.35	14.41	7.213	79.07	628	86.11	23.16	42.47	63.23	88.83	11.17
30.01-35.00	222	45,741,314.02	11.16	7.012	84.93	632	84.85	32.70	47.46	61.09	94.93	5.07
35.01-40.00	303	60,470,102.94	14.75	7.136	80.27	638	87.41	37.65	41.95	54.39	94.65	5.35
40.01-45.00	477	99,239,998.63	24.21	7.262	81.56	628	84.89	42.48	34.22	65.64	94.60	5.40
45.01-50.00	559	119,534,778.23	29.16	7.310	81.12	629	87.73	47.46	37.30	62.11	97.91	2.09
50.01-55.00	114	25,797,767.50	6.29	7.297	77.30	601	81.80	52.30	70.77	82.17	94.99	5.01
55.01-60.00	0	0.00	0.00	0.000	0.00	0	0.00	0.00	0.00	0.00	0.00	0.00
>60.00	—	—	—	—	—	—	—	—	—	—	—	—
Wt. Avg. DTI = 39.96

Silent Seconds
								Wt. Avg.
	No. of Mortgage		% of Principal	Wt. Avg. Gross			Wt. Avg. Effective	Debt-to-Income				% Investor
	Loans	Principal Balance	Balance	Coupon	% ARM	Wt. Avg. FICO	Combined LTV	Ratio	% Full Documentation	% Refinancing	% Owner Occupied	Properties

Has Silent Second	483	121,445,084.53	29.63	6.618	95.79	662	98.88	40.34	30.79	26.45	99.09	0.91
Effective Combined LTV (taking into account the silent seconds) = 86.07

Credit Enhancement Levels
	S&P LEVELS output for different ratings	Moody’s Credit Enhancement levels for different ratings
Aaa/AAA	15.50%	25.40%
Aa1/AA+
Aa2/AA	8.20%	17.55%
Aa3/AA-
A1/A+
A2/A	4.60%	11.05%
A3/A-	3.60%	9.45%
Baa1/BBB+	2.80%	7.80%
Baa2/BBB	2.20%	6.55%
Baa3/BBB-	1.15%	5.25%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.